UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          CATHETER TECHNOLOGY GROUP, INC.
               --------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                                         52-2123035
      ----------------------                           ---------------
     (State of incorporation                             (IRS Employer
      or Organization)                                 Identification No.)

      3 COMMERCE BOULEVARD
      PALM COAST, FLORIDA                                     32164
      --------------------                                 ----------
                                                           (Zip Code)

  If this form relates to the registration     If this form relates to the
  of a class of securities pursuant to         registration of a class of
  Section 12(b) of the Exchange Act and        securities pursuant to Section
  if effective pursuant to General             12(g) of the Exchange Act and is
  Instruction A.(c), please check the          effective pursuant to General
  following box. [ ]                           Instruction A.(d), please check
                                               the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-65737.
Securities to be registered pursuant to Section 12(b) of the Act:

     TITLE OF EACH CLASS                     NAME OF EACH EXCHANGE ON WHICH
     TO BE SO REGISTERED                     EACH CLASS IS TO BE REGISTERED
     -------------------                     ---------------------------------
     Common Stock, par                       Philadelphia Stock Exchange
     value of $.10 per share

Securities to be registered pursuant to Section 12(g) of the Act: None

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     This Registration Statement relates to the Registrant's Common Stock, $.10 par value. A description of the Registrant's Common Stock is contained in the Prospectus under the caption "Description of Securities," which is a part of Registrant's Registration Statement on Form SB-2, File No. 333-65737 ("Form SB-2 Registration Statement"), filed with the Securities and Exchange Commission on October 15, 1998 and the Exhibits thereto and Amendment No. 1 to the Registration Statement and Exhibits thereto filed on November 12, 1998, which is incorporated herein by reference. Such description will also be included in any future amendments to the Registration Statement and in the form of Prospectus subsequently filed by the Registrant pursuant to Rule 424(b), which Prospectus shall upon filing be deemed to be incorporated by reference herein.

ITEM 2.  EXHIBITS

I.   EXHIBIT LIST

     3.1 Certificate of Incorporation (incorporated by reference to Exhibit
         3.0 of the Registrant's Registration Statement on Form S-4, File No. 333-65603 (the "Form S-4").

     3.2 Amended and Restated Bylaws (incorporated by reference to Exhibit
         3.1 of the Form S-4.

     4.1 Specimen of Common Stock Certificate (incorporated by reference to
         Exhibit 4.0 of Amendment No. 1 to the Registrant's Form SB-2 Registration Statement as filed on November 12, 1998)

II.  NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized:


                                    CATHETER TECHNOLOGY GROUP, INC.

Date: December 3, 1998              By: /s/ ALAN J. RABIN
                                      ---------------------------
                                        Alan J. Rabin
                                        President and Chief Executive Officer